UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22534

                Versus Capital Multi-Manager Real Estate Income Fund LLC

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

                                 Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

5050 South Syracuse Street, Suite 1100

                         Denver, CO 80237

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:            (877) 200-1878

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

VERSUS CAPITAL MULTI-MANAGER

REAL ESTATE INCOME FUND LLC

Annual Report

March 31, 2023

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Multi-Manager Real Estate Income Fund LLC. It is not

authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter

March 31, 2023 (Unaudited)

Dear Shareholders,

Broad financial markets and, more specifically, real estate markets shifted over the last 12 months. The discussion at the end of Versus Capital Multi-Manager Real Estate Income Fund LLC’s (the “Fund”) fiscal year 2022 was about strong growth and recovery from of the Global Pandemic. In recent quarters, the conversation has turned to inflation spikes, higher interest rates, and fears of a potential recession. These changes in sentiment and data made the last fiscal year a difficult environment for many types of investors. Despite the changing environment, our process remains consistent. We have continued to execute the Fund’s strategy by allocating capital to our highest conviction positions and by decreasing allocations to positions that we believe will have less growth going forward, all while considering the liquidity needs of the Fund.

Over the last year, we have seen significant action taken by the Federal Reserve as they increased the Federal Funds Rate by nearly 5% in an attempt to slow inflation. The rapid rise in interest rates caused pricing pressures across all risk assets, including in real estate capital markets, as evidenced by higher financing costs and the expansion of capitalization rates. In real estate markets, the risk profiles of individual assets, which include property sector, asset quality, market and underlying lease terms, were the key determinants of how far cap rates expanded. Current financing rates are now dilutive for most commercial real estate transactions and many levered buyers are no longer able to pursue acquisitions which has resulted in the transactions markets slowing substantially. Specific to the Fund’s performance, the aggregate private real estate holdings generated a -1.34% return over the trailing year, which is favorable compared to the NCREIF-ODCE Index return of -3.80% over the same period. The Fund’s strongest performing sectors were industrial and multifamily which continue to be driven by positive real estate space market fundamentals and investor demand. The Fund also saw strong relative performance from its private investment fund holdings that have overweight positions to favorable sectors like life sciences, self-storage, student housing and data centers. The weakest performing sector continued to be office as further deterioration in fundamentals and significant capital markets challenges led to meaningful asset depreciation. Additionally, against a backdrop of rising interest rates and a generally weakening global economy, the sub-advised public security sleeve of the Fund was the largest detractor to returns for the fiscal year. The Fund’s aggregate public security portfolio returned a -18.70% for the one-year period ending March 31, 2023 which outperformed the Dow Jones Global Select REIT Index return of -24.86% but still negatively impacted the Fund’s performance over the fiscal year.

Operating within this market environment, the Fund concluded its fiscal year ended March 31, 2023 with a -5.92% return over the trailing twelve-month period representing strong relative performance compared to the S&P Real Assets Index which delivered -10.08% for the same period. Over the medium term through March 31, 2023, the Fund has produced five- and ten-year annualized returns of 5.13%, 5.75%, respectively. By comparison, the S&P Real Assets Index’s annualized returns over the five-year and ten-year periods were 3.38% and 2.94%, respectively. In our opinion, the Fund has performed well relative to that benchmark over multiple periods and consistently produced attractive risk-adjusted returns.

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

We believe the dislocation in real estate transaction markets will create opportunities that the Fund’s private investment fund holdings could potentially capitalize on as there is a much different and stronger story in the markets for real estate space. The supply and demand fundamentals of high-quality real estate in favored sectors continue to be strong overall with vacancy levels for those sectors continuing to run at near record-low rates. This has been driven by a combination of factors including lack of available financing, labor shortages, and substantial increases in construction costs. Development of new properties will likely continue to slow as construction and labor costs continue to rise and near-term macroeconomic uncertainties likely cause developers to slow their pacing which should further support high occupancy rates. Although slowing capital markets have been a headwind to real estate in the second half of 2022 and into 2023, strong net operating income growth in favored sectors based on positive supply and demand fundamentals should provide meaningful support to values and potentially create very compelling investment opportunities going forward.

We have continued to allocate capital into our high-conviction positions that we believe have the potential to generate attractive risk-adjusted returns by focusing on stable, high-quality cash flows and long-term asset appreciation. As of March 31, 2023, the Fund provided our investors exposure to approximately $165 billion of high-quality commercial real estate assets spread across nearly two thousand distinct investments. The portfolio’s composition has continued to evolve through a combination of new investment activity, private investment redemptions and strategic portfolio management. As of March 31, 2023, approximately 60% of the Fund’s private portfolio is invested in industrial and multifamily property types. The fundamentals for these sectors continue to be exceptionally strong. These sectors also have shorter duration leases, particularly as compared to compared to office properties, which allow below-market rents to be restructured more quickly in an inflationary environment, potentially spurring increased net operating income growth. Overall, the Fund’s private portfolio’s weighted average occupancy was over 93% at the end of the fiscal year 2023.

As noted above, there were considerable headwinds over the last year related to capital markets and the overall economy. However, we remain confident that our Fund will be able to successfully navigate headwinds, weather the challenges ahead, and source compelling future opportunities on behalf of our clients. We believe this is the type of dislocated environment that most rewards patient, long-term real estate investors.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter

March 31, 2023 (Unaudited) (continued)

In closing, thank you for your continued investment in and commitment to the Fund. We consider it a privilege to invest on your behalf and are grateful for your partnership.

Sincerely,

Mark Quam

Chief Executive Officer

Versus Capital Advisors LLC

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Fund Performance

March 31, 2023 (Unaudited)

Average Annual Total Returns(a) for the periods ended March 31, 2023

	1 Year	5 Year	10 Year

Versus Capital Multi-Manager Real Estate Income Fund LLC(b)	-5.92%	5.13%	5.75%

S&P Real Assets Index(c)	-10.08%	3.38%	2.94%

Growth of $10,000 for periods ended March 31, 2023(a),(b)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on March 31, 2013 for the years indicated. For comparison, the same investment is shown in the indicated index.

(a)	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
(b)

Total return is calculated using the net asset value of the Fund on the beginning and ending date of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value. Returns are not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the repurchase of Fund shares. The Fund’s gross expense ratio as of its Prospectus dated July 22, 2022 was 1.21%.

(c)	The index is unmanaged and is not available for direct investment. Its performance does not reflect the expenses associated with the active management of a portfolio.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Fund Performance

March 31, 2023 (Unaudited) (continued)

Definitions & Index Descriptions

The Dow Jones Global Select Real Estate Securities Index (RESI) tracks the performance of equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded globally. The index is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

NCREIF Fund Index - Open End Diversified Core Equity (NFI-ODCE): an index of investment returns reporting on both a historical and current basis the results of 38 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

S&P Real Assets Index is an unmanaged index designed to measure global property, infrastructure, commodities, and inflation-linked bonds using liquid and investable component indices that track public equities, fixed income, and futures. It is not possible to invest directly in an index.

Cash Flow is remaining profits after collecting all rents and income, paying all operating expenses, and setting aside cash reserves for future repairs.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real estate entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The yield from an underlying investment fund could be significantly reduced if it fails to qualify as a REIT (real estate investment trust) for tax purposes. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Multi-Manager Real Estate Income Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2023, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period ended March 31, 2023, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with custodian, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor of one or more investment companies in the Fund’s investment company group since 2011.

Chicago, Illinois

May 26, 2023

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2023

Shares		Value

Private Investment Funds(a) - 85.1%
	Diversified – 85.1%
98,921	AEW Core Property (U.S.), LP	$ 117,460,914
—	AEW Value Investors US LP(b)(c)(d)	64,310,891
114,199,529	CBRE U.S. Core Partners LP	209,921,573
155,124,479	CBRE U.S. Logistics Partners LP(b)	196,496,178
80,419	Clarion Gables Multifamily Trust LP	141,970,733
142,290	Clarion Lion Properties Fund LP	258,345,907
45,856	GI Partners ETS Fund(b)	56,099,263
—	GWL U.S. Property Fund LP(b)(e)	148,587,993
79,032	Harrison Street Core Property Fund	126,675,307
96,999	Heitman America Real Estate LP	138,897,311
133,704	Heitman Core Real Estate Debt Income Trust LP(b)	125,500,491
16,828	Hines European Property Partners(b)	23,279,132
1,005	Invesco Core Real Estate USA LP	214,870,455
864,289	Invesco Real Estate Asia Fund	114,335,964
925,507	RREEF America REIT II, Inc.	136,462,901
32,450	TA Realty Core Property Fund, LP	48,149,648
2,307	Trumbull Property Fund LP	23,825,031
1,073	Trumbull Property Income Fund, LP	14,469,085
—	US Government Building Open-End Feeder, LP(f)	51,676,702
—	USGBF Alpha Feeder LP(g)(h)	35,003,345
55,410	Walton Street Real Estate Core-Plus Fund, LP(b)	73,216,902

	Total Private Investment Funds	2,319,555,726

	(Cost $2,020,686,245)

Common Stocks - 10.8%

	Apartments/Single Family Residential – 2.2%
358,378	American Homes 4 Rent, Class A Shares, REIT(i)	11,270,988
230,795	Apartment Income REIT Corp.(i)	8,264,769
52,531	AvalonBay Communities, Inc., REIT(i)	8,828,360
52,177	Camden Property Trust, REIT(i)	5,470,236
564	Daiwa House REIT Investment Corp. (Japan)	1,155,640
122,324	Equity Residential, REIT(i)	7,339,440
14,085	Essex Property Trust, Inc., REIT(i)	2,945,737
161,635	Independence Realty Trust, Inc., REIT(i)	2,591,009
1,493	Invincible Investment Corp. (Japan)	628,410
298,327	Invitation Homes, Inc., REIT(i)	9,316,752
29,457	Spirit Realty Capital, Inc.(i)	1,173,567

		58,984,908

	Diversified – 2.1%
301	Activia Properties, Inc., REIT (Japan)	858,773
8,172	American Tower Corp., REIT(i)	1,669,866
144,106	Arena, REIT (Australia)	351,607
69,586	Broadstone Net Lease, Inc., REIT(i)	1,183,658
385,180	Cromwell European Real Estate Investment Trust, REIT (Singapore)	630,769
14,212	Crown Castle, Inc, REIT(i)	1,902,134
796,111	Digital Core REIT Management Pte, Ltd. (Singapore)	355,482
98,009	Digital Realty Trust, Inc., REIT(i)	9,635,265
20,380	Equinix, Inc., REIT(i)	14,694,795
178,260	ESR Kendall Square Co., Ltd., REIT (South Korea)	534,157
95,025	Gaming and Leisure Properties, Inc., REIT(i)	4,947,001
9,151	Gecina SA, REIT (France)	949,879
164,441	Ingenia Communities Group, REIT (Australia)	418,061
167,623	Merlin Properties Socimi SA, REIT (Spain)	1,466,611
45,800	Mitsubishi Estate Co., Ltd. (Japan)	544,776
378	Mori Hills REIT Investment Corp. (Japan)	420,951
913,398	Qualitas, Ltd. (Australia)	1,459,240
2,690	Sekisui House Reit, Inc., REIT (Japan)	1,459,495

Shares		Value

	Diversified - (continued)
609,381	Stockland (Australia)	$1,631,797
349,622	VICI Properties, Inc., REIT(i)	11,404,670
86,840	Wihlborgs Fastigheter AB (Sweden)	665,449

		57,184,436

	Health Care – 1.2%
126,300	Chartwell Retirement Residences (Canada)	799,012
78,439	Healthcare Realty Trust, Inc., REIT(i)	1,516,226
121,054	HealthCo, REIT (Australia)	108,622
208,857	Healthpeak Properties, Inc., REIT(i)	4,588,588
91,807	Medical Properties Trust, Inc., REIT(i)	754,654
22,148	National Health Investors, Inc.	1,142,394
203,693	Sabra Health Care REIT, Inc.(i)	2,342,469
263,204	Ventas, Inc., REIT(i)	11,409,893
147,656	Welltower, Inc., REIT(i)	10,585,459

		33,247,317

	Hotels – 0.3%
71,721	DiamondRock Hospitality Co., REIT(i)	583,092
277,677	Host Hotels & Resorts, Inc., REIT(i)	4,578,894
1,364	Japan Hotel REIT Investment Corp. (Japan)	773,597
39,869	Sunstone Hotel Investors, Inc., REIT(i)	393,906
132,230	Xenia Hotels & Resorts, Inc., REIT(i)	1,730,890

		8,060,379

	Office Properties – 0.6%
81,185	Alexandria Real Estate Equities, Inc., REIT(i)	10,196,024
21,579	Boston Properties, Inc., REIT(i)	1,167,856
621,000	Capitaland Investment, Ltd. (Singapore)	1,722,975
39,370	Cousins Properties, Inc., REIT	841,731
84	Daiwa Office Investment Corp., REIT (Japan)	384,220
30,165	NSI NV, REIT (Netherlands)	758,963

		15,071,769

	Real Estate Operation/Development – 0.2%
63,503	Castellum AB (Sweden)	738,780
120,200	Mitsui Fudosan Co., Ltd. (Japan)	2,257,890
188,425	New World Development Co., Ltd. (Hong Kong)	505,093
1,340,708	RAM Essential Services Property Fund (Australia)	651,209
190,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	2,661,825

		6,814,797

	Regional Malls – 0.4%
82,415	Klepierre SA, REIT (France)	1,868,529
81,460	Simon Property Group, Inc., REIT(i)	9,121,076

		10,989,605

	Residential – 0.2%
23,520	Equity LifeStyle Properties, Inc., REIT(i)	1,578,897
33,610	Sun Communities, Inc., REIT(i)	4,734,977

		6,313,874

	Shopping Centers – 1.0%
796,700	CapitaLand Integrated Commercial Trust, REIT (Singapore)	1,188,223
52,201	Federal Realty Investment Trust, REIT(i)	5,159,025
1,278	Japan Metropolitan Fund Invest, REIT (Japan)	933,263
311,634	Kite Realty Group Trust, REIT(i)	6,519,384
1,141,081	Lendlease Global Commercial, REIT (Singapore)	584,166
744,380	Link, REIT (Hong Kong)	4,786,538
21,246	Regency Centers Corp., REIT(i)	1,299,830
639,009	Scentre Group, REIT (Australia)	1,182,859
348,415	SITE Centers Corp., REIT(i)	4,278,536

		25,931,824

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2023 (continued)

Shares		Value

	Storage – 0.9%
65,452	Big Yellow Group, PLC, REIT (United Kingdom)	$943,530
267,826	CubeSmart, REIT(i)	12,378,918
19,511	Extra Space Storage, Inc., REIT(i)	3,178,927
23,612	Public Storage, REIT(i)	7,134,130
129,736	Safestore Holdings, PLC, REIT (United Kingdom)	1,522,795

		25,158,300

	Warehouse/Industrial – 1.7%
341,090	Centuria Industrial, REIT (Australia)	689,075
781	CRE Logistics, Inc., REIT (Japan)	996,344
254,200	Dream Industrial Real Estate Investment Trust, REIT (Canada)	2,764,884
2,132,907	ESR, REIT (Singapore)	521,692
43,652	First Industrial Realty Trust, Inc., REIT(i)	2,322,286
52,764	Goodman Group, REIT (Australia)	669,567
723	Industrial & Infrastructure Fund Investment Corp., REIT (Japan)	786,894
325	Mitsubishi Estate Logistics Investment Corp., REIT (Japan)	957,613
405,100	Nexus Industrial, REIT (Canada)	2,922,475
61,313	Plymouth Industrial, Inc., REIT(i)	1,288,186
212,602	Prologis, Inc., REIT(i)	26,526,352
58,814	Rexford Industrial Realty, Inc., REIT(i)	3,508,255
197,670	Segro, PLC, REIT (United Kingdom)	1,882,965
774,000	SF Real Estate Investment Trust, REIT (Virgin Islands (British))	289,777
343,642	Tritax Big Box REIT, PLC (United Kingdom)	594,632

		46,720,997

	Total Common Stocks	294,478,206

	(Cost $330,832,591)

Preferred Stocks - 1.3%
	Apartments/Single Family Residential – 0.0%
22,805	Agree Realty Corp., REIT, Series A, 4.25%	401,368
	American Homes 4 Rent, REIT,
18,850	Series G, 5.88%.	443,164
6,009	Series H, 6.25%	145,959
1,145	Spirit Realty Capital, Inc., REIT, Series A, 6.00%	26,472

		1,016,963

	Diversified – 0.1%
20,730	Armada Hoffler Properties, Inc., REIT, Series A, 6.75%	433,050
	Digital Realty Trust, Inc., REIT,
43,605	Series J, 5.25%	937,071
24,320	Series K, 5.85%	564,467
35,470	Series L, 5.20%	762,605
	DigitalBridge Group, Inc.,
24,955	Series I, 7.15%	478,637
18,525	Series J, 7.13%	347,900

		3,523,730

	Hotels – 0.2%
60,165	Chatham Lodging Trust, REIT, Series A, 6.63%	1,233,382
24,740	DiamondRock Hospitality Co., REIT, 8.25%	643,735
	Hersha Hospitality Trust, REIT,
4,575	Series C, 6.88%	87,840
2,490	Series D, 6.50%	48,331
	Pebblebrook Hotel Trust, REIT,
1,935	Series F, 6.30%	36,378
46,460	Series G, 6.38%	865,085
36,595	Series H, 5.70%	596,499

Shares		Value

	Hotels - (continued)
	Sunstone Hotel Investors, Inc., REIT,
20,375	Series H, 6.13%	$412,390
38,740	Series I, 5.70%	742,258

		4,665,898

	Office Properties – 0.2%
103	Highwoods Properties, Inc., REIT, Series A, 8.63%	114,545
98,336	Hudson Pacific Properties, Inc., REIT, Series C, 4.75%	983,360
111,256	SL Green Realty Corp., REIT, Series I, 6.50%	2,072,699
	Vornado Realty Trust, REIT,
6,955	Series L, 5.40%	97,231
94,136	Series M, 5.25%	1,272,719
30,015	Series N, 5.25%	390,195
88,971	Series O, 4.45%	1,013,380

		5,944,129

	Shopping Centers – 0.2%
	Kimco Realty Corp., REIT,
3,403	Series L, 5.13%	66,801
10,138	Series M, 5.25%	205,801
19,850	RPT Realty, REIT, Series D, 7.25%	943,470
	Saul Centers, Inc., REIT,
9,150	Series D, 6.13%	196,634
26,573	Series E, 6.00%	588,592
55,507	SITE Centers Corp., REIT, Series A, 6.38%	1,301,084
	Urstadt Biddle Properties, Inc., REIT,
63,325	Series H, 6.25%	1,376,685
39,420	Series K, 5.88%	815,206

		5,494,273

	Storage – 0.5%
13,790	National Storage Affiliates Trust, REIT, Series A, 6.00%	317,308
	Public Storage, REIT,
29,855	Series F, 5.15%	715,624
44,185	Series G, 5.05%	1,040,557
215,638	Series H, 5.60%	5,487,987
18,625	Series I, 4.88%	406,025
10,735	Series J, 4.70%	231,554
49,245	Series L, 4.63%	1,029,221
39,770	Series M, 4.13%	738,131
28,080	Series O, 3.90%	511,898
46,600	Series P, 4.00%	860,702
10,735	Series Q, 3.95%	194,196
33,320	Series R, 4.00%	616,420
19,970	Series S, 4.10%	369,645

		12,519,268

	Warehouse/Industrial – 0.1%
	Rexford Industrial Realty, Inc., REIT,
9,348	Series B, 5.88%	212,667
64,270	Series C, 5.63%	1,398,509

		1,611,176

	Total Preferred Stocks	34,775,437

	(Cost $42,108,759)
Par

Commercial Mortgage Backed Securities – 3.5%
	BANK, 144A
$23,841,000	1.05%, 10/17/2052 Ser 2019-BN21, Class XF(i)(j)	1,124,117
9,170,167	1.12%, 12/15/2052 Ser 2019-BN23, Class XD(i)(j)	494,653
9,188,000	0.71%, 12/15/2053 Ser 2020-BN30, Class XD(i)(j)	338,213
1,600,000	2.50%, 12/15/2053 Ser 2020-BN30, Class D(i)(j)	893,553
1,160,500	2.50%, 12/15/2053 Ser 2020-BN30, Class E(i)(j)	563,102

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2023 (continued)

Par		Value

Commercial Mortgage Backed Securities (continued)
$8,575,000	1.60%, 11/15/2054 Ser 2017-BNK9, Class XD(i)(j)	$496,230
1,600,000	3.08%, 6/15/2060 Ser 2017-BNK5, Class D(i)(j)	1,080,274
4,000,000	1.50%, 11/15/2062 Ser 2019-BN22, Class XF(i)(j)	289,915
3,500,000	2.08%, 11/15/2062 Ser 2019-BN22, Class F(i)(j)	1,481,855
9,703,500	1.03%, 1/15/2063 Ser 2020-BN25, Class XD(i)(j)	482,535
6,000,000	1.50%, 1/15/2063 Ser 2020-BN25, Class XF(i)	437,569
6,000,000	2.03%, 1/15/2063 Ser 2020-BN25, Class F(i)(j)	2,546,570
1,250,000	2.50%, 1/15/2063 Ser 2020-BN25, Class E(i)	647,491
2,000,000	2.25%, 6/15/2063 Ser 2021-BN34, Class F(i)	711,955
7,000,000	1.01%, 5/15/2064 Ser 2021-BN33, Class XD(i)(j)	407,940
6,262,000	1.42%, 4/15/2065 Ser 2022-BNK41, Class XD(i)(j)	619,463
1,500,000	2.50%, 4/15/2065 Ser 2022-BNK41, Class D(i)	771,692
1,400,000	2.50%, 4/15/2065 Ser 2022-BNK41, Class E(i)	619,469
	BBCMS Mortgage Trust,
12,250,000	1.55%, 10/15/2053 Ser 2020-C8, Class XD, 144A(i)(j)	1,072,951
5,130,000	3.66%, 4/15/2055 Ser 2022-C15, Class A5(j)	4,595,002
1,500,000	4.89%, 9/15/2055 Ser 2022-C17, Class B(i)(j)	1,334,291
2,000,000	5.71%, 12/15/2055 Ser 2022-C18, Class A5(i)(j)	2,096,263
	BENCHMARK Mortgage Trust,
12,667,000	1.33%, 1/15/2051 Ser 2018-B1, Class XE, 144A(i)(j)	617,126
5,520,000	1.50%, 4/10/2051 Ser 2018-B3, Class XD, 144A(i)(j)	327,953
1,719,500	3.26%, 10/10/2051 Ser 2018-B6, Class D, 144A(i)(j)	1,111,061
3,800,000	1.21%, 2/15/2053 Ser 2020-B16, Class XD, 144A(i)(j)	227,714
1,000,000	2.50%, 2/15/2053 Ser 2020-B16, Class D, 144A(i)	601,858
1,500,000	2.50%, 2/15/2053 Ser 2020-B16, Class E, 144A(i)	769,797
3,450,000	2.25%, 12/17/2053 Ser 2020-B21, Class AS(i)	2,704,207
10,000,000	1.53%, 1/15/2054 Ser 2020-B22, Class XD, 144A(i)(j)	853,462
3,500,000	2.00%, 2/15/2054 Ser 2021-B23, Class E, 144A(i)	1,556,805
38,158,310	1.22%, 4/15/2054 Ser 2021-B25, Class XA(i)(j)	2,410,037
18,000,000	1.68%, 4/15/2054 Ser 2021-B25, Class XD, 144A(i)(j)	1,749,582
13,000,000	1.48%, 6/15/2054 Ser 2021-B26, Class XD, 144A(i)(j)	1,139,529
57,358,000	1.49%, 8/15/2054 Ser 2021-B28, Class XD, 144A(i)(j)	5,051,645
3,000,000	4.47%, 7/15/2055 Ser 2022-B36, Class A5(j)	2,846,588
6,500,000	1.14%, 8/15/2057 Ser 2019-B13, Class XF, 144A(i)(j)	314,526
4,000,000	1.64%, 8/15/2057 Ser 2019-B13, Class XD, 144A(i)(j)	306,519
	BX Commercial Mortgage Trust SOFR + 1.03%, 5.86%,
6,021,274	10/15/2036 Ser 2019-XL, Class A, 144A(i)(k)	5,956,844
	CAMB Commercial Mortgage Trust, 2.70%,
2,500,000	11/10/2046 Ser 2021-CX2, Class A, 144A(i)	1,990,591
	CAMB Commercial Mortgage Trust L + 1.07%, 5.76%,
1,000,000	12/15/2037 Ser 2019-LIFE, Class A, 144A(i)(k)	986,655
	CD Mortgage Trust, 3.26%, 8/15/2051 Ser 2018-CD7,
2,750,000	Class D, 144A(i)(j)	1,682,410
4,500,000	CGMS Commercial Mortgage Trust, 3.00%, 8/15/2050 Ser 2017-B1, Class D, 144A(i)	2,953,204
	Citigroup Commercial Mortgage Trust, 144A
1,000,000	3.50%, 6/10/2051 Ser 2018-C5, Class D(i)(j)	628,618
5,000,000	0.74%, 11/10/2052 Ser 2019-GC43, Class XF(i)(j)	159,559
3,750,000	0.74%, 11/10/2052 Ser 2019-GC43, Class XG(i)(j)	118,845
3,750,000	3.00%, 11/10/2052 Ser 2019-GC43, Class G(i)	1,325,893
	Comm Mortgage Trust,
1,094,000	5.50%, 5/15/2045 Ser 2012-CR1, Class C(i)(j)	958,641
1,000,000	5.50%, 5/15/2045 Ser 2012-CR1, Class D, 144A(i)(j)	713,734
2,165,000	4.48%, 12/10/2045 Ser 2012-CR5, Class E, 144A(i)(j)	1,733,082
653,904	4.15%, 1/10/2046 Ser 2013-LC6, Class D, 144A(i)(j)	617,094
2,950,000	3.99%, 3/10/2046 Ser 2013-CR6, Class E, 144A(i)(j)	1,991,247
2,600,000	5.01%, 5/10/2047 Ser 2014-CR17, Class D, 144A(i)(j)	2,063,792
2,730,000	1.14%, 8/15/2057 Ser 2019-GC44, Class XD, 144A(i)(j)	153,445

Par		Value

Commercial Mortgage Backed Securities (continued)
	CSAIL Commercial Mortgage Trust, 2.15%, 3/15/2052 Ser
$ 3,980,500	2019-C15, Class XD, 144A(i)(j)	$372,360
	DROP Mortgage Trust L + 1.15%, 5.83%, 10/15/2043 Ser
2,335,000	2021-FILE, Class A, 144A(i)(k)	2,159,108
	Freddie Mac Multifamily Structured Pass Through Certificates,
10,500,000	2.56%, 11/25/2047 Ser K740, Class X3(i)(j)	968,908
6,880,000	2.53%, 3/25/2049 Ser K741, Class X3(i)(j)	641,877
4,750,000	3.06%, 6/25/2049 Ser K743, Class X3(i)(j)	579,874
	GS Mortgage Securities Trust,
2,000,000	4.85%, 8/10/2046 Ser 2013-GC14, Class F, 144A(i)(j)	1,455,682
1,250,000	4.85%, 8/10/2046 Ser 2013-GC14, Class D, 144A(i)(j)	1,005,154
3,600,600	4.66%, 11/10/2047 Ser 2014-GC26, Class C(i)(j)	3,067,973
4,249,000	2.57%, 5/12/2053 Ser 2020-GC47, Class F, 144A(i)(j)	1,796,511
1,500,000	3.57%, 5/12/2053 Ser 2020-GC47, Class D, 144A(i)(j)	962,436
2,750,000	3.57%, 5/12/2053 Ser 2020-GC47, Class C(i)(j)	2,076,854
	JPMBB Commercial Mortgage Securities Trust,
1,500,000	4.70%, 8/15/2046 Ser 2013-C14, Class C(i)(j)	1,419,353
1,425,000	4.80%, 4/15/2047 Ser 2014-C19, Class D, 144A(i)(j)	1,285,966
	JPMorgan Chase Commercial Mortgage Securities Corp. L
1,606,325	+ 0.80%, 5.49%, 4/15/2038 Ser 2021-MHC, Class A, 144A(i)(k)	1,560,120
	Morgan Stanley Bank of America Merrill Lynch Trust,
1,250,000	4.89%, 6/15/2047 Ser 2014-C16, Class D, 144A(i)(j)	946,237
17,997,651	1.41%, 5/15/2050 Ser 2017-C33, Class XA(i)(j)	670,087
	Morgan Stanley Capital I Trust, 144A
1,414,000	3.00%, 6/15/2052 Ser 2019-H6, Class D(i)	925,328
2,629,600	2.50%, 5/15/2054 Ser 2021-L5, Class F(i)	970,046
	SG Commercial Mortgage Securities Trust, 2.04%,
11,225,555	10/10/2048 Ser 2016-C5, Class XA(i)(j)	468,621
	SMRT SOFR + 1.35%, 6.18%, 1/15/2039 Ser 2022-MINI,
2,000,000	Class B, 144A(i)(k)	1,920,525

	Total Commercial Mortgage Backed Securities	94,980,186

	(Cost $120,837,634)

Shares

Short-Term Investment - 2.4%
64,660,707	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 4.40%	64,660,707

	(Cost $64,660,707)
	Total Investments - 103.1%	2,808,450,262

	(Cost $2,579,125,936)
	Other Assets - (3.1)%	(84,627,159)

	Net Assets - 100.0%	$2,723,823,103

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2023 (continued)

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 24.7% of this Fund.
(d)	Investment was affiliated during the reporting period but not at period end.
(e)	Partnership is not designated in units. The Fund owns approximately 15.0% of this Fund.
(f)	Partnership is not designated in units. The Fund owns approximately 1.7% of this Fund.
(g)	Partnership is not designated in units. The Fund owns approximately 38.0% of this Fund.
(g)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(i)	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes to Financial Statements.
(j)	Variable rate security. The coupon is based on an underlying pool of mortgages. The rate reported is the rate in effect at period end.
(k)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

Portfolio Abbreviations:

144A - Rule 144A Security

L - 30 Day London Inter-bank Offered Rate

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SOFR - 30 Day Secured Overnight Financing Rate

Industry	% of Net Assets

Diversified	87.3%
Commercial Mortgage Backed Securities	3.5%
Short-Term Investment	2.4%
Apartments/Single Family Residential	2.2%
Warehouse/Industrial	1.8%
Storage	1.4%
Health Care	1.2%
Shopping Centers	1.2%
Office Properties	0.8%
Hotels	0.5%
Regional Malls	0.4%
Real Estate Operation/Development	0.2%
Residential	0.2%
Liabilities in excess of Other Assets	(3.1)%

Total	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Assets and Liabilities

March 31, 2023

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$2,522,604,671
Non-affiliated investment net unrealized appreciation	221,534,700

Total non-affiliated investment in securities, at fair value	2,744,139,371

Affiliated investment in securities at cost(a)	56,521,265
Affiliated net unrealized appreciation(a)	7,789,626

Total affiliated investment in securities, at fair value(a)	64,310,891

Cash	20,943,222
Foreign Currency (Cost $66,010)	66,096
Receivables for:
Dividends and interest	18,119,638
Fund shares sold	1,989,899
Reclaims	123,365
Investments sold	28,536,217

Total receivables	48,769,119
Prepaid expenses	169,316

Total Assets	2,878,398,015

LIABILITIES:
Payables for:
Loan payable	145,000,000
Adviser fees	7,208,505
Investments purchased	1,726,208
Administrative fees	157,977
Professional fees	151,705
Transfer agent fees	27,900
Custodian fees	25,284
Accrued expenses and other liabilities	277,333

Total Liabilities(b)	154,574,912

NET ASSETS	$2,723,823,103

NET ASSETS consist of:
Paid-in capital	$2,439,478,742
Total distributable earnings	284,344,361

TOTAL NET ASSETS	$2,723,823,103

Net Assets	$2,723,823,103
Shares of beneficial interest outstanding (unlimited authorization)	96,482,602

Net asset value price per share (Net Assets/Shares Outstanding)	$28.23

(a)	Investment was affiliated during the reporting period but not at period end.
(b)	See Note 9. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Operations

For the Year Ended March 31, 2023

Investment Income:
Dividends from non-affiliated investments	$80,763,847
Dividends from affiliated investments(a)	2,576,737
Interest income	9,858,526
Less: foreign taxes withheld	(304,194)

Total Investment Income	92,894,916

Expenses:
Adviser fees (Note 4)	31,723,383
Interest and Line of Credit fees (Note 8)	3,104,443
Administration fees	951,515
Professional fees	501,255
Shareholder reporting fees	463,586
Transfer agent fees	310,166
Directors’ fees (Note 4)	296,250
Custodian fees	265,172
Registration fees	61,221
Other expenses	220,303

Total Expenses	37,897,294

Net Investment Income	54,997,622

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on non-affiliated investments	(6,121,525)
Net realized gain on affiliated investments(a)	10,895,577
Net realized gain on foreign currency transactions	132,870
Net change in unrealized appreciation (depreciation) on non-affiliated investments and foreign currency	(241,240,179)
Net change in unrealized depreciation on affiliated investments(a)	(17,797,818)

Net Realized and Unrealized Loss on Investments	(254,131,075)

Net Decrease in Net Assets Resulting from Operations	$(199,133,453)

(a)	Investment was affiliated during the reporting period but not at period end.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$54,997,622	$51,868,753
Net realized gain on investments and foreign currency transactions	4,906,922	122,377,105
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(259,037,997)	368,989,174

Net Increase (Decrease) in Net Assets Resulting From Operations	(199,133,453)	543,235,032

Distributions to Shareholders from:
Net investment income and net realized gains	(63,850,961)	(170,821,298)
Return of capital	(54,801,322)	(8,592,647)

Total Distributions	(118,652,283)	(179,413,945)

Capital Share Transactions:
Shares issued	431,787,228	743,276,979
Reinvested dividends	19,609,910	36,255,366
Shares redeemed	(623,283,703)	(426,118,962)

Net Increase (Decrease) in Net Assets
Resulting From Capital Share Transactions	(171,886,565)	353,413,383

Total Increase (Decrease) in Net Assets	(489,672,301)	717,234,470

Net Assets:
Beginning of Year	$3,213,495,404	$2,496,260,934

End of Year	$2,723,823,103	$3,213,495,404

Share Transactions:
Shares sold	14,155,117	25,303,369
Shares issued in reinvestment of dividends	647,498	1,233,237
Shares redeemed	(20,580,639)	(14,802,602)

Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(5,778,024)	11,734,004

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2023

Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	$(199,133,453)

Adjustments to Reconcile Net Decrease in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:
Purchases of investment securities	(728,487,901)
Proceeds from disposition of investment securities	752,090,369
Net sales of short-term investment securities	82,187,959
Net change in unrealized appreciation/depreciation on investments and foreign currency	259,037,997
Net realized gain from investments sold and foreign currency transactions	(4,906,922)
Net amortization/(accretion) of premium/(discount)	595,400
Decrease in dividends and interest receivable	242,253
Increase in reclaims receivable	(20,640)
Increase in prepaid expenses	(101,390)
Decrease in Adviser fees payable	(558,628)
Increase in administrative fees payable	10,742
Increase in professional fees payable	23,742
Increase in custodian fees payable	909
Decrease in transfer agent fees payable	(21,170)
Increase in accrued expenses and other liabilities	92,158

Net Cash Provided by Operating Activities	161,051,425

Cash Flows From Financing Activities:
Proceeds from line of credit	425,000,000
Repayment of line of credit	(280,000,000)
Proceeds from shares issued	437,057,443
Payments of shares redeemed	(623,283,703)
Dividends paid (net of reinvestment of dividends)	(99,042,373)

Net Cash Used by Financing Activities	(140,268,633)

Effect of exchange rate changes on foreign currency	139,056

Net Increase in Cash	20,921,848

Cash and Foreign Currency:
Beginning of period	87,470

End of period	$21,009,318

Supplemental Disclosure of Cash Flow Information:
Interest paid during the year	$2,105,277
Reinvestment of dividends	19,609,910

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights

	Year Ended March 31, 2023	Year Ended March 31, 2022		Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Net Asset Value, Beginning of Year	$31.42	$27.57		$26.95	$28.22	$27.70
Income from Investment Operations:
Net investment income(a)	0.55	0.56		0.56	0.67	0.77
Net realized and unrealized gain (loss)	(2.58)	5.20		1.12	(0.74)	0.99

Total from investment operations	(2.03)	5.76		1.68	(0.07)	1.76

Less Distributions to Shareholders from:
Distribution from net investment income and net realized gains	(0.62)	(1.82	)(b)	(0.86)	(0.73)	(0.79)
Return of Capital	(0.54)	(0.09)		(0.20)	(0.47)	(0.45)

Total Distributions	(1.16)	(1.91)		(1.06)	(1.20)	(1.24)

Net Asset Value, End of Year	$28.23	$31.42		$27.57	$26.95	$28.22

Total Return Based On Net Asset Value	(5.92)%	21.04%		6.00%	(0.27)%	6.70%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$2,723,823	$3,213,495		$2,496,261	$2,965,212	$2,797,314
Ratios of gross expenses to average net assets	1.25%	1.24%		1.20%	1.19%	1.17%
Ratios of net expenses to average net assets	1.25%	1.24%		1.20%	1.19%	1.17%
Ratios of net investment income to average net assets	1.81%	1.90%		2.09%	2.37%	2.77%
Portfolio turnover rate	24.11%	33.66%		26.19%	15.77%	13.48%

(a)	Per Share amounts are calculated based on average outstanding shares.
(b)	Includes one-time distribution of net realized gains of $0.74 per share paid on December 29, 2021.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2023

NOTE 1. ORGANIZATION

Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s primary investment objective is to seek consistent current income, while its secondary objectives are capital preservation and long-term capital appreciation. The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers (the “Investment Managers”) with expertise in managing portfolios of real estate and real estate-related investments. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Versus Capital Advisors LLC (the ‘‘Adviser’’).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2023, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2023, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $16,572,000, to increase accumulated net realized gain by approximately $33,638,000 and to decrease paid-in-capital by approximately $50,210,000.

For the year ended March 31, 2023, tax character of the distribution paid by the Fund was approximately $7,415,000 of ordinary income dividends, approximately $56,436,000 of long-term capital gains and approximately $54,801,000 of return of capital. For the year ended March 31, 2022, tax character of the distribution paid by the Fund was approximately $75,147,000 of ordinary income dividends, approximately $95,674,000 of long-term capital gains and approximately $8,593,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2023 (continued)

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2023, the Fund had no capital loss carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2023, the Fund elected to defer approximately $11,651,000 in qualified late year losses.

As of March 31, 2023, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $395,045,000, $(98,897,000) and $296,148,000, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2023, was approximately $2,512,298,000.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITIES VALUATION

Consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each Private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCREIF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•

Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2023 (continued)

to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party preferably once annually, but at least once every 36 months. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.

The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Fund’s valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The March 31, 2023 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2023 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – unadjusted quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre- payment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2023 is as follows:

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2023 (continued)

	Total Market Value at 03/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks*	$294,478,206	$252,834,445	$41,643,761	$—
Preferred Stocks*	34,775,437	34,660,892	114,545	—
Commercial Mortgage Backed Securities	$94,980,186	$—	$94,980,186	$—
Short-Term Investment	64,660,707	64,660,707	—	—

Subtotal	$488,894,536	$352,156,044	$136,738,492	$—

Private Investment Funds (held at NAV)*	2,319,555,726

Total	$2,808,450,262

*	See Portfolio of Investments for industry breakout.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 0.95% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of approximately $28,859,000 for the year ended March 31, 2023, which are included within Adviser fees on the accompanying statement of operations.

The Adviser has retained the services of Security Capital Research & Management, Inc. and Principal Real Estate Investors, LLC as sub-advisers of the Fund (the “Sub-Advisers”). The Sub-Advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs. Fees paid to the Sub-Advisers are based on the average net assets that they manage at an annual rate between 0.45% and 1.00%. The Fund incurred fees to the Sub-Advisers of approximately $2,865,000 for the year ended March 31, 2023, which are included within Adviser fees on the accompanying statement of operations.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations Will Affect the Fund’s Returns. The Fund’s investments in Private Investment Funds and real estate securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market.

General Risks of the Private Investment Funds Investing in Real Estate. The Fund will not invest in real estate directly, but, because the Fund will invest in Private Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve has continued raising interest rates in light of recent inflationary pressures and interest rates may continue to increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2023 (continued)

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Sub-REITs invest in illiquid assets, and may be unable to sell their assets, or be forced to sell them at reduced prices. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2023, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securities were approximately $716,388,000 and $739,768,000, respectively. For the year ended March 31, 2023, the purchases and sales of U.S. Government securities were approximately $0 and $1,482,000, respectively.

NOTE 7. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

Results of the Fund’s Repurchase Offers during the year ended March 31, 2023 are as follows:

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2023 (continued)

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares

April 22, 2022	8%	8,301,690	3,481,134	100%	$108,889,877
July 22, 2022	8	8,329,243	4,543,993	100%	141,000,119
October 28, 2022.	8	8,326,985	7,549,383	100%	228,217,840
January 27, 2023	5	5,002,785	12,324,652	41%	145,175,867

NOTE 8. LINE OF CREDIT

Effective April 13, 2022, the Fund renewed its line of credit (“LOC”) with Zions Bancorporation N.A. dba Vectra Bank Colorado (“Vectra”) and increased its borrowing capacity from $150,000,000 to $172,500,000. Borrowings, if any, under the LOC bear interest at the one-month Secured Overnight Financing Rate (SOFR), plus 1.60% at the time of borrowing. The Fund incurred interest expense of approximately $2,105,000 during the year ended March 31, 2023. In addition, the Fund incurs a Non-Utilization Fee equal to 0.375% on the portion of the LOC not being used and certain origination and structuring fees (the “other LOC fees”). The Fund incurred other LOC fees equal to approximately $999,000 during the year ended March 31, 2023. As collateral for borrowings under the LOC, the Fund grants Vectra a first position security interest in and lien on securities held by the Fund in a collateral account. During periods of outstanding borrowing by the Fund, during the year ended March 31, 2023, the average daily amount of such borrowing was $81,848,000. The Fund’s outstanding borrowings from the LOC were $145,000,000 at March 31, 2023 at a rate of 7.78%. The Fund complied with all covenants of the LOC during the year ended March 31, 2023.

Effective April 14, 2023 the Fund terminated its Vectra LOC and opened a new LOC with Bank of America N.A. and increased its borrowing capacity from $172,500,000 to $245,000,000. Borrowings, if any, under the LOC bear interest at the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus 1.10%. In addition, the Fund incurs a Non-Utilization Fee equal to 0.25%-0.35% on the portion of the LOC not being used. As collateral for borrowings under the LOC, the Fund grants Bank of America a first position security interest in and lien on securities held by the Fund in a collateral account.

NOTE 9. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2023, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	%of Net Assets

AEW Core Property (U.S.), LP	7/2/2013	98,921	—	$96,992	$117,461	$ —	4.3%
AEW Value Investors US LP	8/17/2017	—	24.7%	56,521	64,311	—	2.3%
CBRE U.S. Core Partners LP	3/29/2018	114,199,529	—	180,005	209,922	—	7.7%
CBRE U.S. Logistics Partners LP	3/31/2022	155,124,479	—	200,060	196,496	—	7.2%
Clarion Gables Multifamily Trust LP	3/4/2019	80,419	—	107,336	141,971	—	5.2%
Clarion Lion Properties Fund LP	7/1/2013	142,290	—	203,227	258,346	—	9.5%
GI Partners ETS Fund	9/24/2021	45,856	—	50,756	56,099	49,519	2.1%
GWL U.S. Property Fund LP	12/30/2019	—	15.0%	125,000	148,588	—	5.5%
Harrison Street Core Property Fund	8/13/2014	79,032	—	110,616	126,675	—	4.6%
Heitman America Real Estate LP	12/2/2014	96,999	—	117,532	138,897	—	5.1%
Heitman Core Real Estate Debt Income Trust LP	4/1/2017	133,704	—	135,911	125,501	—	4.6%
Hines European Property Partners	11/3/2022	16,828	—	16,499	23,279	133,172	0.8%
Invesco Core Real Estate USA LP	12/31/2013	1,005	—	178,280	214,870	—	7.9%
Invesco Real Estate Asia Fund	9/30/2014	864,289	—	110,917	114,336	—	4.2%
RREEF America REIT II, Inc.	9/30/2013	925,507	—	111,755	136,463	—	5.0%
TA Realty Core Property Fund, LP	1/3/2022	32,450	—	51,523	48,150	—	1.8%

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2023 (continued)

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	%of Net Assets
Trumbull Property Fund LP	9/30/2013	2,307	—	$24,881	$23,825	$—	0.9%
Trumbull Property Income Fund, LP	4/1/2016	1,073	—	13,281	14,469	—	0.5%
US Government Building Open-End Feeder, LP	5/1/2014	—	1.7%	35,080	51,677	—	1.9%
USGBF Alpha Feeder LP	10/1/2021	—	38.0%	30,037	35,003	—	1.3%
Walton Street Real Estate Core-Plus Fund, LP	10/1/2021	55,410	—	64,477	73,217	35,223	2.7%

Total				$2,020,686	$2,319,556	$217,914	85.1%

(a)

The investment funds are open-ended Investment Funds organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real estate portfolio of equity and debt investments consisting of multi-family, industrial, retail, office and other property types.

(b)	Initial acquisition date as shares are purchased at various dates through the current period.
(c)	Unfunded Commitments approximate their fair values.

Security	Redemption Request(a)	Redemption Notice(b)	Lock Up Applicable at Period End

AEW Core Property (U.S.), LP	Partial	45 Days
AEW Value Investors US LP	Full	90 Days
CBRE U.S. Core Partners LP	Partial	60 Days
CBRE U.S. Logistics Partners LP	-	90 Days	3 years, initial investment
Clarion Gables Multifamily Trust LP	Partial	90 Days
Clarion Lion Properties Fund LP	Partial	90 Days
GI Partners ETS Fund	-	90 Days	3 years, initial investment
GWL U.S. Property Fund LP	Partial	90 Days
Harrison Street Core Property Fund	-	45 Days
Heitman America Real Estate LP	Partial	90 Days
Heitman Core Real Estate Debt Income Trust LP	Partial	90 Days
Hines European Property Partners	-	90 Days	3 years, initial investment
Invesco Core Real Estate USA LP	Partial	45 Days
Invesco Real Estate Asia Fund	Partial	45 Days
RREEF America REIT II, Inc.	Partial	45 Days
TA Realty Core Property Fund, LP	Partial	45 Days
Trumbull Property Fund LP	Full	60 Days
Trumbull Property Income Fund, LP	Full	60 Days
US Government Building Open-End Feeder, LP	-	60 Days
USGBF Alpha Feeder LP	-	60 Days	2 years, each capital contribution
Walton Street Real Estate Core-Plus Fund, LP	-	45 Days	2 years, each capital contribution

(a)

The Fund submitted a partial or full redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(b)	The investment funds provide for a quarterly redemption subject to the notice period listed.

NOTE 10. AFFILIATED ISSUERS

The following table lists each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2023:

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2023 (continued)

Affiliated Investment	Value at 03/31/22	Purchases	Income Distributions	Sales	Realized Gain/Loss	Change in App/Dep	Value at 03/31/2023	Shares Held at 03/31/2023

AEW Value Investors US LP(a)	$100,587,444	$—	$2,576,737	$29,374,313	$10,895,577	$(17,797,817)	$64,310,891	—

(a)	Investment was affiliated during the reporting period but not at period end.

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur after March 12, 2020. The Adviser has assessed, and there is no material impact to the financial statements as a result of the ASU 2020-04.

In December 2020, the SEC adopted a final rule (Rule 2a-5) under the 1940 Act addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The rule became effective March 8, 2021, and the Fund adopted the requirements of the rule as of September 8, 2022. The rule does not materially impact the financial statements.

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions “ASU 2022-03”, which clarifies guidance when measuring the fair value of an equity security subject to contractual restrictions that prohibit its sale. The guidance is effective for fiscal years beginning after December 15, 2024. The Adviser has assessed and does not expect a material impact to the financial statements as a result of the ASU 2022-03.

NOTE 12. COLLIERS TRANSACTION

On October 11, 2022, Colliers VS Holdings, Inc., a wholly-owned indirect subsidiary of Colliers International Group Inc. (together, “Colliers”), acquired, directly and indirectly, approximately 75% of the outstanding securities of the Adviser (the “Transaction”). The remaining balance of the Adviser’s outstanding securities has been retained by the Adviser’s co-founders and other employees. In connection with the Transaction, the Fund entered into a new investment management agreement with the Adviser and the Adviser entered into new investment sub-advisory agreements with each of the Fund’s Sub-Advisers with respect to the Fund. Each agreement was approved by the Board and by the Fund’s shareholders prior to the consummation of the Transaction and became effective upon closing.

NOTE 13. SUBSEQUENT EVENTS

The Fund offered to repurchase 5% of its outstanding shares, representing 4,869,002 shares, with respect to its April 28, 2023 Repurchase Offer. Shareholders actually tendered 16,542,285 total shares for repurchase. The Fund repurchased 29.5% of total tendered shares, representing approximately $135,800,000.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q, within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors (4)
Robert F. Doherty; 1964	Independent Director	Since March 2019	Chief Financial Officer of Sustainable Living Partners (2018—present); Partner of Renova Capital Partners (2010 - present); Chief Financial Officer of Ensyn Corporation (2013-2018).	2	0
Jeffry A. Jones; 1959	Independent Director	Since inception	Principal of SmithJones, (Real Estate) (2008 to present).	2	0
Richard J. McCready; 1958	Lead Independent Director	Lead Independent Director (March 2020— present); Independent Director since inception	President of The Davis Companies (2014 - present).	2	0
Paul E. Sveen; 1961	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020—present); Chief Financial Officer of Paypal’s merchant lending platform (2018 - 2020); Chief Financial Officer of Swift Financial (2016—2018).	2	0
Susan K. Wold; 1960	Independent Director	Since August 2022	Senior Vice President, Global Ombudsman and Head of North American Compliance of Janus Henderson Investors (2017-2020); Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust, and Clayton Street Trust (2017-2020).	2	0
Interested Directors (5)
Casey Frazier; 1977	Chairman of the Board; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011—present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present).	2	0

(1) The address of each member of the Board is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

(3) The term “Fund Complex” as used herein includes the Fund and Versus Capital Real Assets Fund LLC.

(4) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the

Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(5) “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

Additional information about the Directors is available in the Fund’s Statement of Additional information.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

OFFICERS

The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; 1970	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Real Assets fund LLC (2017 to present).
William R. Fuhs, Jr.; 1968	President	Since inception	President of the Adviser (2010 to present); President of Versus Capital Real Assets Fund (2017 to present).
Casey Frazier; 1977	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present).
Dave Truex; 1983	Deputy Chief Investment Officer	Since November 2021	Deputy Chief Investment Officer of Versus Capital Real Estate Assets Fund LLC (November 2021 to Present); Deputy Chief Investment Officer of the Adviser (2017 to Present).
Brian Petersen; 1970	Chief Financial Officer, Treasurer	Since August 2019	Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer and Treasurer of Versus Capital Real Assets Fund LLC, (August 2019 to present); Senior Vice President of OFI Global Asset Management, Inc. (January 2017 to May 2019).
Dustin C. Rose; 1983	Assistant Treasurer	Since November 2021	Assistant Treasurer of Versus Capital Real Estate Assets Fund LLC (November 2021 to Present); Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).
Kelly McEwen 1984	Assistant Treasurer	Since November 2022	Assistant Treasurer of Versus Capital Real Assets Fund LLC (November 2022 to present); Director, Fund Financial Operations of the Adviser (January 2022 to present); Vice President of SS&C ALPS and Treasurer/Principal Financial Officer of various investment companies (April 2020 – May 2021); Fund Controller of SS&C ALPS (August 2019 – May 2021); Assistant Vice President of OFI Global Asset Management, Inc. (2015 to August 2019).
Steve Andersen; 1976	Chief Compliance Officer and Secretary	Since October 2018	Chief Risk Officer of the Adviser (February 2022 to present); Chief Compliance Officer of the Adviser, the Fund, and Versus Capital Real Assets Fund LLC (October 2018—present); Secretary of the Fund and Versus Capital Real Assets Fund LLC (December 2018—present); Chief Operating Officer of the Adviser (October 2018 to January 2022); Vice President of Compliance at Janus Henderson Investors (August 2017 to August 2018).
Jill Varner; 1990	Assistant Secretary	Since August 2020	Deputy Chief Compliance Officer of the Adviser (February 2022 to present); Assistant Secretary of Versus Capital Real Assets Fund LLC (August 2020 to present); Director of Compliance and Operations of the Adviser (August 2019 to February 2022); Compliance Manager at Janus Henderson Investors (January 2019 to July 2019); Senior Compliance Analyst at Janus Henderson Investors (June 2017 to December 2018).

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

(1) The address of each officer of the Fund is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5050 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.

(2) Each officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not granted, during the period covered by this report any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://versuscapital.com/wp-content/uploads/Joint-Code-of-Ethics-5.25.23.pdf

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $62,500 for 2022 and $68,000 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,908 for 2022 and $3,600 for 2023.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings as well as work performed in conjunction with routine regulatory exams of the registrant.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $29,856 for 2022 and $20,140 for 2023.

The nature of the services include the review of federal and state tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002).

The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $10,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2022 and 0% for 2023

(c)	0% for 2022 and 0% for 2023

(d)	N/A

(f)	Not Applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $33,764 for fiscal 2022 and $23,740 for fiscal 2023.

(h)	Not applicable.

(i)	Not applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to Versus Capital Advisors LLC (the “Adviser”), to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by other investment managers (“Sub-Advisers”), the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Investment Funds typically do not submit matters to investors for vote; however, if an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines ”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

• Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Principal Real Estate Investors

Proxy Voting Policies and Procedures

•	Introduction

Principal Global Investors1 (“PGI”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, PGI has a fiduciary duty to act in the best interests of its clients. PGI recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, Principal Global Investors’ Proxy Voting Policies and Procedures (the “Policy”) is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non-US issuers on behalf of PGI’s clients who have delegated such authority and discretion.

Effective January 1, 2021, Finisterre Investment Teams adopted the policies and procedures in the Adviser’s compliance manual except for the following proxy polices and procedures. Finisterre Investment Teams will continue to follow the previously adopted proxy polices and procedures until amended. Please see the Appendix to the compliance manual for Finisterre specific proxy policies and procedures.

•	Relationship between Investment Strategy, ESG and Proxy Voting

PGI has a fiduciary duty to make investment decisions that are in its clients’ best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which PGI can support strong corporate governance structures, shareholder rights and transparency. PGI also believes a company’s positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. PGI may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. PGI believes that the integration of consideration of ESG practices in PGI’s investment process helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, PGI may work with various ESG-related organizations to engage issuers or advocate for greater levels of disclosure.

•	Roles and Responsibilities

1 These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

•	Role of the Proxy Voting Committee

PGI’s Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from PGI Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the PGI’s clients (collectively, “Authorized Persons”).

The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.

•	Role of Portfolio Management

While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, PGI may vote differently on the same matter for different accounts as determined by each investment team.

•	Proxy Voting Guidelines

The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Committee (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, PGI will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute PGI’s current Proxy Voting Guidelines and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Base) and Exhibit B (Sustainable) to the Policy sets forth the current Guidelines.

There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct PGI to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, PGI may deviate from the Guidelines on an exception basis if the investment team or PGI has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.

The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, PGI will consider the relevant facts and circumstances of a particular vote and then vote in a manner PGI believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client.

•	Use of Proxy Advisory Firms

PGI has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom PGI has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although PGI has retained the Proxy Advisory Firm for Proxy Voting Services, PGI remains responsible for proxy voting decisions. PGI has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support the PGI’s voting in accordance with this Policy.

•	Oversight of Proxy Advisory Firms

Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by PGI, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of PGI’s clients, and consistent with the PGI’s voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by PGI are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to PGI; (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that PGI consider material to Proxy Voting Services provided to PGI, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify PGI if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, PGI may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

•	Procedures for Voting Proxies

To increase the efficiency of the voting process, PGI utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians. PGI instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides PGI with research related to each resolution.

PGI analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct PGI to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. PGI may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

PGI seeks to vote (or refrain from voting) proxies for its clients in a manner that PGI determines is in the best interests of its clients, which may include both considering both the effect on the value of the client’s investments and ESG factors. In some cases, PGI may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. PGI may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of PGI, exceed the expected benefits of voting to the client.

•	Procedures for Proxy Issues within the Guidelines

Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to PGI Compliance to approve and once approved administered by PGI Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting authority. In certain cases, a client may have elected to have PGI administer a custom policy which is unique to the Client. If PGI is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.

•	Procedures for Proxy Issues Outside the Guidelines

To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from PGI. PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting discretion, which shall include instances where issues fall outside the Guidelines.

•	Securities Lending

Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform PGI as part of their contract with PGI if they require PGI to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, PGI will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.

In the case of lending, PGI maintains one share for each company security out on loan by the client. PGI will vote the remaining share in these circumstances.

In cases where PGI does not receive a solicitation or enough information within a sufficient time (as reasonably determined by PGI) prior to the proxy-voting deadline, PGI or the Proxy Advisory Firm may be unable to vote.

•	Regional Variances in Proxy Voting

PGI utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by PGI that the anticipated economic benefit outweighs the expected cost of voting. PGI intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, PGI shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. PGI periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect PGI’s determinations and procedures.

•	Conflicts of Interest

PGI recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when PGI encounters a potential conflict to ensure that PGI’s voting decisions are based on maximizing shareholder value and are not the product of a conflict.

•	Addressing Conflicts of Interest – Exception Process

Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to PGI Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. PGI Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.

If PGI Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.

In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:

•	The percentage of outstanding securities of the issuer held on behalf of clients by PGI;

•	The nature of the relationship of the issuer with the PGI, its affiliates or its executive officers;

•	Whether there has been any attempt to directly or indirectly influence the investment team’s decision;

•	Whether the direction of the proposed vote would appear to benefit PGI or a related party; and/or

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. PGI Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.

•	Availability of Proxy Voting Information and Recordkeeping

•	Disclosure

On a quarterly basis, PGI publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible- investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. Form more information, Clients may contact PGI for more information related to how PGI has voted with respect to securities held in the Client’s account. On request, PGI will provide clients with a summary of PGI’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. PGI will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

•	Recordkeeping

PGI will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and PGI’s responses (whether a client’s request was oral or in writing); (vi) any documents prepared by PGI that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by PGI as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to PGI; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Security Capital Research & Management, Inc. (“SC-R&M”)

Compliance Policy

Regulatory Category:    Proxy Voting

Overview:

➢	Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities.

➢

Advisers must have written policies and procedures regarding how proxies are voted. The policies and procedures must include procedures intended to prevent material conflicts of interest from affecting the manner in which proxies are voted.

➢	SC-R&M has adopted written policies and procedures that address how proxies are voted and how this information can be obtained by clients.

Applicable Regulation:

➢	Investment Advisers Act of 1940: Rule 206(4)-6

Summary of Regulatory Requirements:

1.	An adviser must adopt and implement written policies and procedures reasonably designed to ensure that:

a.	proxies are voted in the best interest of the client;

b.	conflicts are identified and handled appropriately; and

c.	fiduciary obligations are fulfilled.

2.	An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts.

3.	An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain them.

Activities Conducted by SC-R&M to Satisfy Regulatory Requirements:

1.

SC-R&M seeks to have each investment management agreement set forth whether SC-R&M or the client is responsible for voting proxies. If SC-R&M is responsible, it is SC-R&M’s obligation to vote proxies in the best interests of the client and in accordance with SC-R&M’s Proxy Voting Procedures and Guidelines.

2.	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the SC-R&M Proxy Voting Procedures and Guidelines.

3.

It is SC-R&M’s policy to vote all proxies received on securities held in portfolios, over which SC-R&M has discretionary management and proxy voting authority, unless SC-R&M determines that it should not vote the security in accordance with SEC or other applicable regulatory guidance. These instances include but are not limited to: (a) if the security is on loan and the negative consequences to the client of recalling the loaned securities outweighs the benefits of voting in the particular instance; (b) if the proxy involves foreign securities and the expense and administrative inconvenience or other costs outweigh the benefits to the clients of voting the securities; and (c) where SC-R&M determines it cannot vote certain securities held in accounts it manages.

4.

To assist SC-R&M’s investment personnel with proxy voting proposals, SC-R&M has retained the services of independent proxy voting vendors. The vendors may assist with such items as: (a) coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; (b) voting all proposals that are clearly covered in the SC-R&M Proxy Voting Procedures and Guidelines; (c) providing SC-R&M with a comprehensive analysis of each proxy proposal; and (d) providing SC-R&M with recommendations on how to vote each proxy proposal based on the SC-R&M Proxy Voting Procedures and Guidelines.

5.

To oversee and monitor the proxy voting process on an on-going basis, SC-R&M has established a Proxy Committee that meets annually or more frequently as circumstances dictate. The Proxy Committee is comprised of the Proxy Administrator and senior officers from the Investment, Legal, Compliance, Operations and Risk Management Departments.

6.

The primary functions of the Proxy Committee are: to periodically review general proxy voting matters, to review and approve the SC-R&M Proxy Voting Procedures and Guidelines annually, and to provide advice and recommendations on general proxy voting matters, as well as on specific voting issues to be implemented. The Proxy Committee will also oversee any third party vendors to which it has delegated proxy voting responsibilities and the level of services they provide, as well as determining that there are no conflicts of interest that would prevent the vendor from providing such services prior to delegating proxy responsibilities. The JPMC Third Party Oversight group supports the Proxy Committee in its oversight of vendors.

7.	SC-R&M has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator is charged with:

○	Oversight of the SC-R&M Proxy Voting Procedures and Guidelines and the entire proxy voting process;

○	evaluating the quality of services provided by the third party proxy vendor, if retained;

○

escalating proposals identified by the third party proxy vendor as non-routine, but for which a Guideline exists, to the attention of the appropriate investment professionals and confirming the third party proxy vendor’s recommendation with the appropriate SC-R&M investment professional;

○	escalating proposals identified by the third party proxy vendor as not being covered by the Guidelines, to the appropriate investment professional and obtaining a recommendation with respect thereto;

○	reviewing recommendations of SC-R&M investment professionals with respect to proposals not covered by the Guidelines or to override the Guidelines;

○	referring investment considerations regarding overrides to the Proxy Committee, if necessary;

○	determining, in the case of overrides, whether a material conflict exists;

○	escalating material conflicts to the Proxy Committee; and

○	maintaining the required records. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

8.

Investment personnel analyze issues to determine if any conflict regarding proxy voting exists, and if any material conflict is identified, the matter is referred to the Proxy Administrator or its designee.

9.

Generally, when a material conflict of interest is identified by the Proxy Administrator or investment professional responsible for the particular proxy vote, a third party proxy voting vendor will be directed to vote the proxy in accordance with the SC-R&M Proxy Voting Procedures and Guidelines or by using its own guidelines. In addition, it is the responsibility of the Proxy Administrator to raise the matter to Legal and Compliance, where appropriate, and to the Proxy Committee, to review the conflict of interest votes. Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a SC-R&M client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm SC-R&M’s relationship with such company and materially impact SC-R&M’s business; or (ii) a personal relationship between a SC-R&M officer and the management of a company or other proponent of a proxy proposal could impact SC-R&M’s voting decision.

10.

An investment professional may override the recommendation of the proxy service and/or the SC-R&M policy position in situations in which no conflict of interest has been identified. If such override occurs, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Information Safeguarding and Barriers Policy was not violated, and a statement that they are not aware of any personal or other relationship that could present an actual or potential conflict of interest.

11.

SC-R&M Operations, along with the Compliance Department, verifies that SC-R&M’s ADV contains appropriate client disclosure on how to obtain the SC-R&M Proxy Voting Procedures and Guidelines and voting records.

12.	SC-R&M clients can obtain voting records for their portfolio(s) as well as a copy of the SC-R&M Proxy Voting Procedures and Guidelines by contacting their Client Account Manager.

13.	SC-R&M maintains all proxy voting records in an easily accessible place for seven (7) years, with the first two years at an on-site location.

Areas of Responsibility

➢	Portfolio Management

➢	Client Service

➢	Operations

➢	Compliance Department

➢	Legal Department

➢	Risk Management

➢	Proxy Administrator

➢	Proxy Committee

➢	Third Party Oversight Group

Applicable Policies

➢	ERISA Fiduciary Policy

➢	Information Safeguarding and Barriers Policy – Firmwide

➢	SC-R&M Conflicts of Interest, including Safeguarding of Inside Information Policy

➢	SC-R&M Proxy Voting Procedures and Guidelines

➢	SC-R&M Compliance with Securities Position Regulations Policy

Updated: April 2023

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2023, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Bill Fuhs	President	Inception	President of Versus Capital Advisors. Mr. Fuhs is a member of the Versus Investment Committee. He has served as the President since joining the Adviser in 2010.
Dave Truex, CFA	Deputy Chief Investment Officer	August 2017

Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers

Principal Real Estate Investors

The Adviser has engaged Principal Real Estate Investors, LLC (“PrinREI”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. The key decision makers for the portion of the Fund’s portfolio managed by PrinREI include:

Name	Title	Since	Recent Experience
Kelly Rush	Chief Investment Officer	1987	Mr. Rush is the CIO and a Global Portfolio Manager for PrinREI. Mr. Rush has been with the firm since 1987.
Anthony Kenkel	Portfolio Manager	2001	Mr. Kenkel is a Global Portfolio Manager for PrinREI. Mr. Kenkel has been with the firm since 2001.

Simon Hedger	Portfolio Manager	2003	Mr. Hedger is a Global Portfolio Manager for PrinREI. Mr. Hedger has been with the firm since 2003.
Marc Peterson	Portfolio Manager	1992	Mr. Peterson is the CIO-CMBS for PrinREI. Mr. Peterson has been with the firm since 1992.
Scott Carson	Portfolio Manager	2003	Mr. Carson is a Global Portfolio Manager for PrinREI. Mr. Carson has been with the firm since 2003.

Security Capital Research & Management

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. The key decision makers for the portion of the Fund’s portfolio managed by Security Capital include:

Name	Title	Since	Recent Experience
Anthony Manno	CEO & CIO	1994	Mr. Manno is the CEO and CIO of Security Capital. Mr. Manno has been with the firm since 1994.
Ken Statz	Chief Market Strategist	1995	Mr. Statz is the Chief Market Strategist of Security Capital. Mr. Statz has been with the firm since 1995.
Kevin Bedell	Head of Investment Research	1996	Mr. Bedell is the Head of Investment Research of Security Capital. Mr. Bedell has been with the firm since 1996.
Nathan J. Gear	Executive Director	2006	Mr. Gear is senior member of the Investment Research Team, he leads the fundamental analysis and pricing of REIT fixed income senior securities.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2023, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	1	$3.02 billion	3	$1.4 million	0	N/A
William Fuhs	1	$3.02 billion	3	$1.4 million	0	N/A
Dave Truex, CFA	1	$3.02 billion	3	$1.4 million	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
William Fuhs	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Real Assets Fund LLC, a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. Given the significant differences in the investment objectives of the other Client Accounts, the Adviser expects it to be very rare that the Fund and another Client Account will have overlapping portfolio holdings or that an investment opportunity will be appropriate for both portfolios. The Adviser therefore does not believe that it has material conflicts of interest in allocating investment opportunities to the Fund. Nevertheless, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest. See “Conflicts of Interest – The Adviser, the Sub-Advisers, and the Private Fund Managers” below for an additional discussion of the Adviser’s conflicts of interest.

Sub-Advisers

Principal Real Estate Securities

As of March 31, 2023, in addition to the Fund, PrinREI’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts

Anthony Kenkel	12	$9,309 MM	5	$2,302 MM	79	$8,518 MM

Kelly Rush	12	$9.309 MM	5	$2.478 MM	80	$8,576 MM

Simon Hedger	7	$3,116 MM	4	$1,271 MM	36	$5,410 MM

Scott Carson	5	$363 MM	3	$204 MM	13	$2,874 MM

Marc Peterson	5	$363MM	3	$204 MM	13	$2,874 MM

Performance Fee-Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Anthony Kenkel	0	$0	0	$0	5	$438 MM
Kelly Rush	0	$0	0	$0	5	$438 MM
Simon Hedger	0	$0	0	$0	4	$337 MM
Scott Carson	0	$0	0	$0	0	$0
Marc Peterson	0	$0	0	$0	0	$0

Conflicts of Interest

In addition to sub-advising the Fund, PrinREI provides investment advisory services to numerous other client accounts. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because PrinREI may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, where PrinREI is managing an account for an individual, it may be required to consider the individual client’s existing positions, personal tax situation, suitability, personal biases, and investment time horizon, considerations that do not necessarily impact its investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which PrinREI purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the portfolio managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Security Capital Research & Management

As of March 31, 2023, in addition to the Fund, Security Capital’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Anthony R. Manno Jr.	1	$0.3 billion	2	$0.7 billion	91	$2.5 billion
Kenneth D. Statz	1	$0.3 billion	2	$0.7 billion	91	$2.5 billion
Kevin W. Bedell	1	$0.3 billion	2	$0.7 billion	91	$2.5 billion
Nathan J. Gear	1	$0.3 billion	2	$0.7 billion	91	$2.5 billion

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Anthony R. Manno Jr.	0	$0	0	$0	4	$0.5 billion
Kenneth D. Statz	0	$0	0	$0	4	$0.5 billion
Kevin W. Bedell	0	$0	0	$0	4	$0.5 billion
Nathan J. Gear	0	$0	0	$0	4	$0.5 billion

Conflicts of Interest

The Security Capital portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital’s portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is Security Capital’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given the investment objectives and related restrictions.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Funds. The Investment Committee of the Adviser is chaired by Mr. Frazier and includes Mr. Fuhs and Mr. Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary a discretionary bonus and also has a profits interest in the Adviser.

Sub-Advisers

Principal Real Estate Securities

The Fund pays PrinREI a sub-advisory fee based on the net assets of the Fund managed by PrinREI, as set forth in an investment sub-advisory agreement between PrinREI and Versus Capital. PrinREI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2023.

Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to help ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results. To help ensure we are aligned with the external market and are competitive in comparison to other leading global asset management firms with which we compete for talent, compensation programming, and positioning are reviewed on an annual basis. To accomplish this, internal compensation professionals partner closely with a leading third-party asset management compensation consulting firm to assist in the evaluation and design of our programming and to obtain and understand the underlying market data used to benchmark our team’s roles. We primarily use McLagan (an Aon Hewitt company), a leading provider of compensation consulting and pay and performance data for asset management firms. We use local country data for the positions within that country.

Compensation for all team members is comprised of fixed pay (base salary) and variable incentive components. As team members advance in their careers, the variable incentive opportunity increases in its proportion commensurate with responsibility levels. Variable incentive takes the form of a profit-based incentive plan with funding based on pre-tax, pre-bonus operating earnings generated by the team. The plan is designed to provide line-of-sight to team members, enabling them to share in current and future business growth (profits of the team) while reinforcing delivery of investment performance, long-term business growth, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one-year and three-year periods, calculated quarterly, reinforcing a longer-term orientation.

Awards from the profit share plan are delivered in the form of cash or a combination of cash, Principal Financial Group (“PFG”) restricted stock units (“RSUs”) and fund deferrals (money is aligned with funds managed by the team). The amount of incentive delivered in the form of RSUs and fund deferral awards depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. RSU and fund deferral awards are subject to a three-year cliff vesting schedule. The overall measurement framework and deferred components are well aligned with our desired focus on clients’ objectives (e.g. long-term investment performance; fund deferrals), alignment with Principal shareholders (e.g. RSUs), and talent retention.

Promotions are based on need for a higher-level role and individual readiness. Readiness for a promotion involves an evaluation of the individual’s demonstrated competencies, performance, proficiencies, and behavior.

Security Capital Research & Management

The Fund pays Security Capital a sub-advisory fee based on the net assets of the Fund managed by Security Capital, as set forth in an investment sub-advisory agreement between Security Capital and Versus Capital. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2023.

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm. The annual incentive program is linked directly to the profitability of each business unit, to JPMorgan Asset Management as a whole, and to the performance of the firm generally. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Fund.

(a)(4)    Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
William R. Fuhs, Jr.	$500,001-$1,000,000
Casey Frazier	$500,001-$1,000,000
David Truex	$10,001-$50,000

Sub-Advisers

Principal Real Estate Securities

As of March 31, 2023, PrinREI’s portfolio managers did not beneficially own any shares of the Fund.

Security Capital Research & Management

As of March 31, 2023, Security Capital’s portfolio managers did not beneficially own any shares of the Fund.

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Versus Capital Multi-Manager Real Estate Income Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date    June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date    June 2, 2023

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date    June 2, 2023

* Print the name and title of each signing officer under his or her signature.